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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                    ----------------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------------


Date of Report (Date of earliest event reported)      December 14, 2001
                                                 -------------------------------


                                ZYGO CORPORATION
                                ----------------
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                    0-12944                     06-0864500
-----------------------------      ------------              -------------------
(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)


   Laurel Brook Road, Middlefield, CT                            06455-0448
----------------------------------------                         ----------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:        (860) 347-8506
                                                     ---------------------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

         On December 14, 2001, Zygo Corporation issued the press release attached hereto as Exhibit 99.1 which is hereby incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS.

                  Exhibit Number              Description of Document
                  --------------     -------------------------------------------

                       99.1 Press release, dated December 14, 2001, announcing the sale of the Automation Systems Group.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ZYGO CORPORATION


Date: December 14, 2001                     By: /s/ J. Bruce Robinson
                                                --------------------------------
                                                Name: J. Bruce Robinson
                                                Title: Chairman, President and
                                                       Chief Executive Officer


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                                  EXHIBIT INDEX


99.1 Press release, dated December 14, 2001, announcing the sale of the Automation Systems Group.